Exhibit 32(a)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Annual Report on Form 10-K of Zep Inc. (the “Corporation”) for the year ended August 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Chairman, President, and Chief Executive Officer of the Corporation, certifies that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ John K. Morgan
John K. Morgan
Chairman, President, and Chief Executive Officer
November 29, 2007

[A signed original of this written statement required by Section 906 has been provided to Zep Inc. and will be retained by Zep Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]